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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 20, 1999, in the Registration Statement (Form S-1 No. 333- ) and related Prospectus of 1-800-FLOWERS.COM, Inc. dated May 21, 1999.

                                             /s/ Ernst & Young LLP

Melville, New York
May 21, 1999